Note 15 - Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2014
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information [Text Block]

15. QUARTERLY FINANCIAL DATA (UNAUDITED)

2014 and 2013 Quarterly Financial Data

The following table sets forth certain unaudited results of operations for each quarter during 2014 and 2013. The unaudited information has been prepared on the same basis as the audited consolidated financial statements and includes all adjustments which management considers necessary for a fair presentation of the financial data shown. The operating results for any quarter are not necessarily indicative of the results to be attained for any future period. Basic and diluted loss per share are computed independently for each of the periods presented. Accordingly, the sum of the quarterly loss per share may not agree to the total for the year (in thousands, except for per share data).

	Quarter Ended
	2014				2013
	Dec. 31	Sep. 27	June 28	Mar. 29	Dec. 31	Sep. 28	June 29	Mar. 30

Net sales	$20,879	$18,871	$23,261	$23,271	$36,286	$37,011	$34,565	$26,380
Cost of sales	17,139	16,038	22,616	21,000	31,640	32,912	34,269	27,101
Gross profit (loss)	3,740	2,833	645	2,271	4,646	4,099	296	(721)
Research and development expenses	5,270	5,600	7,262	8,576	9,321	9,551	9,433	10,280
Selling and administrative expense	3,640	3,792	4,536	5,126	5,574	5,782	6,215	6,242
Restructuring charges	133	105	4,409	1,451	-	-	-	1,915
Operating loss	(5,303)	(6,664)	(15,562)	(12,882)	(10,249)	(11,234)	(15,352)	(19,158)
Interest income	-	1	1	5	33	46	65	93
Interest expense	(134)	(76)	(60)	(33)	(31)	(31)	(20)	-
Other income, net	-	70	587	1,160	290	15	1,508	46
Net loss	$(5,437)	$(6,669)	$(15,034)	$(11,750)	$(9,957)	$(11,204)	$(13,799)	$(19,019)

Net loss per share:
Basic	$(0.06)	$(0.08)	$(0.18)	$(0.14)	$(0.12)	$(0.13)	$(0.17)	$(0.26)
Diluted	$(0.06)	$(0.08)	$(0.18)	$(0.14)	$(0.12)	$(0.13)	$(0.17)	$(0.26)